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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              __________________

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                August 8, 2000

               Date of report (date of earliest event reported)

                              __________________
                       eGAIN COMMUNICATIONS CORPORATION
            (Exact name of registrant as specified in its charter)

                                _______________

       Delaware                     0-30260                    77-0466366
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                             Identification No.)

                                _______________



               455 W. Maude Avenue, Sunnyvale, California  94086
          (Address of principal executive offices, including zip code)

                                 (408) 212-3400
              (Registrant's telephone number, including area code)


                               __________________



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Item 5.  Other Events

  On August 8, 2000, eGain Communications Corporation entered into a Securities Purchase Agreement providing for the issuance and sale of (i) an aggregate of
35.11 shares of its 6.75% Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock"), and (ii) an aggregate of 849.89 shares of its of 6.75% Series B Cumulative Convertible Preferred Stock (the `Series B Preferred Stock") in a private placement. The Company estimates that the net proceeds of the offering, after expenses, will be approximately $82.8 million.

  The Series A Preferred Stock is subject to the terms and conditions of the Certificate of Designation of 6.75% Series A Cumulative Convertible Preferred Stock attached hereto as Exhibit 3(i)(a). The Series B Preferred Stock is subject to the terms and conditions of the Certificate of Designation of 6.75% Series B Cumulative Convertible Preferred Stock attached hereto as Exhibit 3(i)(b) and is convertible into shares of Series A Preferred Stock or shares of Series C Cumulative Redeemable Preferred Stock (the "Series C Preferred Stock") depending upon whether the Company obtains stockholder approval, as further described in the attached Certificate of Designation of 6.75% Series B Cumulative Convertible Preferred Stock. Should shares of Series B Preferred Stock convert into shares of Series C Preferred Stock, the Series C Preferred Stock is subject to the terms and conditions of the Certificate of Designation of Series C Cumulative Redeemable Preferred Stock attached hereto as Exhibit 3(i)(c).

  In addition, investors will receive warrants to purchase approximately 3.8 million shares of common stock at an exercise price of $9.2517 per share (the "Warrants"), which price is subject to adjustment as set forth in the Form of Common Stock Warrants attached hereto as Exhibit 4.1. In addition, the Company has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of Common Stock issuable upon the conversion of the Series A Preferred Stock and the exercise of the related Warrants and the shares of Series C Preferred Stock issuable upon the conversion of the Series B Preferred Stock pursuant to the terms of a Registration Rights Agreement attached hereto as Exhibit 10.2. The terms of the private placement and the closing details are more fully set forth in the Securities Purchase Agreement attached hereto as Exhibit 10.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)        Financial Statements.

                    Not applicable.

         (b)        Pro Forma Financial Information.

                    Not applicable.

         (c)        Exhibits:

                    Exhibit Number                                             Description
                    --------------  -------------------------------------------------------------------------------------
                           3(i)(a)  Certificate of Designation of 6.75% Series A Cumulative Convertible Preferred
                                    Stock

                           3(i)(b)  Certificate of Designation of 6.75% Series B Cumulative Convertible Preferred
                                    Stock

                           3(i)(c)  Certificate of Designation of Series C Cumulative Redeemable Preferred Stock

                           4.1      Form of Common Stock Purchase Warrant

                          10.1      Securities Purchase Agreement

                                       1
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                          10.2      Registration Rights Agreement

                                       2
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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        eGAIN COMMUNICATIONS CORPORATION


                                        By:    /s/ Harpreet Grewal
                                           -----------------------------
                                                  Harpreet Grewal
                                              Chief Financial Officer

Date: August 15, 2000

                                       3
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                               INDEX TO EXHIBITS

                    Exhibit Number                                             Description
                    --------------  -------------------------------------------------------------------------------------
                           3(i)(a)  Certificate of Designation of 6.75% Series A Cumulative Convertible Preferred Stock

                           3(i)(b)  Certificate of Designation of 6.75% Series B Cumulative Convertible Preferred Stock

                           3(i)(c)  Certificate of Designation of Series C Cumulative Redeemable Preferred Stock

                           4.1      Form of Common Stock Purchase Warrant

                          10.1      Securities Purchase Agreement

                          10.2      Registration Rights Agreement


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